EXHIBIT 99.1
                                 ------------


                 Computational Materials and/or ABS Term Sheets.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (1A)             September 01, 2004
Bear, Stearns & Co. Inc.                                           09:56 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 1A(Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.468750        4.31         4.22          4.11         3.97          3.81         3.61          Yield
----------------------------------------------------------------------------------------------------------------
102.593750        4.28         4.19          4.07         3.92          3.75         3.54          Yield
----------------------------------------------------------------------------------------------------------------
102.718750        4.25         4.15          4.02         3.87          3.68         3.47          Yield
----------------------------------------------------------------------------------------------------------------
102.843750        4.22         4.12          3.98         3.81          3.62         3.39          Yield
----------------------------------------------------------------------------------------------------------------
102.968750        4.20         4.08          3.93         3.76          3.56         3.32          Yield
----------------------------------------------------------------------------------------------------------------
103.093750        4.17         4.04          3.89         3.71          3.49         3.25          Yield
----------------------------------------------------------------------------------------------------------------
103.218750        4.14         4.01          3.85         3.65          3.43         3.17          Yield
----------------------------------------------------------------------------------------------------------------


























STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (1A)             September 01, 2004
Bear, Stearns & Co. Inc.                                           09:56 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                          Tranche: 1A (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.406250        4.33         4.24          4.13         4.00          3.84         3.65          Yield
----------------------------------------------------------------------------------------------------------------
102.531250        4.30         4.21          4.09         3.95          3.78         3.58          Yield
----------------------------------------------------------------------------------------------------------------
102.656250        4.27         4.17          4.05         3.89          3.71         3.50          Yield
----------------------------------------------------------------------------------------------------------------
102.781250        4.24         4.13          4.00         3.84          3.65         3.43          Yield
----------------------------------------------------------------------------------------------------------------
102.906250        4.21         4.10          3.96         3.79          3.59         3.36          Yield
----------------------------------------------------------------------------------------------------------------
103.031250        4.18         4.06          3.91         3.73          3.52         3.28          Yield
----------------------------------------------------------------------------------------------------------------
103.156250        4.15         4.02          3.87         3.68          3.46         3.21          Yield
----------------------------------------------------------------------------------------------------------------





























STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (B1)             September 01, 2004
Bear, Stearns & Co. Inc.                                           10:17 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: B1 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
100.500000        4.93         5.02          5.08         5.13          5.16         5.18          Yield
----------------------------------------------------------------------------------------------------------------
100.625000        4.91         5.00          5.06         5.10          5.13         5.14          Yield
----------------------------------------------------------------------------------------------------------------
100.750000        4.89         4.97          5.03         5.07          5.09         5.11          Yield
----------------------------------------------------------------------------------------------------------------
100.875000        4.87         4.95          5.00         5.04          5.06         5.07          Yield
----------------------------------------------------------------------------------------------------------------
101.000000        4.86         4.93          4.98         5.01          5.03         5.04          Yield
----------------------------------------------------------------------------------------------------------------
101.125000        4.84         4.91          4.95         4.98          5.00         5.00          Yield
----------------------------------------------------------------------------------------------------------------
101.250000        4.82         4.89          4.93         4.95          4.96         4.96          Yield
----------------------------------------------------------------------------------------------------------------




















STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (2A)             September 01, 2004
Bear, Stearns & Co. Inc.                                           10:03 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                          Tranche: 2A (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.117187        4.41         4.35          4.26         4.15          4.02         3.85          Yield
----------------------------------------------------------------------------------------------------------------
102.242187        4.38         4.31          4.22         4.10          3.95         3.78          Yield
----------------------------------------------------------------------------------------------------------------
102.367187        4.36         4.28          4.17         4.04          3.89         3.70          Yield
----------------------------------------------------------------------------------------------------------------
102.492187        4.33         4.24          4.13         3.99          3.82         3.63          Yield
----------------------------------------------------------------------------------------------------------------
102.617187        4.30         4.20          4.08         3.94          3.76         3.56          Yield
----------------------------------------------------------------------------------------------------------------
102.742187        4.27         4.17          4.04         3.88          3.70         3.48          Yield
----------------------------------------------------------------------------------------------------------------
102.867187        4.24         4.13          3.99         3.83          3.63         3.41          Yield
----------------------------------------------------------------------------------------------------------------












STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (3A1)            September 01, 2004
Bear, Stearns & Co. Inc.                                           09:59 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 3A1 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.125000        4.42         4.35          4.27         4.16          4.02         3.86          Yield
----------------------------------------------------------------------------------------------------------------
102.250000        4.39         4.32          4.22         4.10          3.96         3.78          Yield
----------------------------------------------------------------------------------------------------------------
102.375000        4.36         4.28          4.18         4.05          3.89         3.71          Yield
----------------------------------------------------------------------------------------------------------------
102.500000        4.33         4.24          4.13         3.99          3.83         3.63          Yield
----------------------------------------------------------------------------------------------------------------
102.625000        4.30         4.21          4.09         3.94          3.77         3.56          Yield
----------------------------------------------------------------------------------------------------------------
102.750000        4.27         4.17          4.04         3.89          3.70         3.49          Yield
----------------------------------------------------------------------------------------------------------------
102.875000        4.24         4.13          4.00         3.83          3.64         3.41          Yield
----------------------------------------------------------------------------------------------------------------


















STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (3A1)            September 01, 2004
Bear, Stearns & Co. Inc.                                           10:00 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 3A1 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.218750        4.39         4.32          4.23         4.11          3.97         3.80          Yield
----------------------------------------------------------------------------------------------------------------
102.343750        4.36         4.29          4.19         4.06          3.91         3.73          Yield
----------------------------------------------------------------------------------------------------------------
102.468750        4.34         4.25          4.14         4.01          3.84         3.65          Yield
----------------------------------------------------------------------------------------------------------------
102.593750        4.31         4.21          4.10         3.95          3.78         3.58          Yield
----------------------------------------------------------------------------------------------------------------
102.718750        4.28         4.18          4.05         3.90          3.72         3.50          Yield
----------------------------------------------------------------------------------------------------------------
102.843750        4.25         4.14          4.01         3.85          3.65         3.43          Yield
----------------------------------------------------------------------------------------------------------------
102.968750        4.22         4.11          3.96         3.79          3.59         3.36          Yield
----------------------------------------------------------------------------------------------------------------



















STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (4A)            September 01, 2004
Bear, Stearns & Co. Inc.                                           10:06 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 4A (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.203125        4.70         4.64          4.55         4.42          4.26         4.07          Yield
---------------------------------------------------------------------------------------------------------------
102.328125        4.67         4.61          4.50         4.37          4.20         3.99          Yield
---------------------------------------------------------------------------------------------------------------
102.453125        4.65         4.57          4.46         4.31          4.13         3.92          Yield
---------------------------------------------------------------------------------------------------------------
102.578125        4.62         4.53          4.41         4.26          4.07         3.85          Yield
---------------------------------------------------------------------------------------------------------------
102.703125        4.59         4.50          4.37         4.21          4.01         3.77          Yield
---------------------------------------------------------------------------------------------------------------
102.828125        4.56         4.46          4.33         4.15          3.94         3.70          Yield
---------------------------------------------------------------------------------------------------------------
102.953125        4.53         4.42          4.28         4.10          3.88         3.63          Yield
---------------------------------------------------------------------------------------------------------------





















STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (5A1)            September 01, 2004
Bear, Stearns & Co. Inc.                                           10:06 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 5A1 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
102.265625        4.70         4.64          4.54         4.40          4.24         4.04          Yield
----------------------------------------------------------------------------------------------------------------
102.390625        4.67         4.60          4.49         4.35          4.17         3.97          Yield
----------------------------------------------------------------------------------------------------------------
102.515625        4.64         4.56          4.45         4.30          4.11         3.89          Yield
----------------------------------------------------------------------------------------------------------------
102.640625        4.61         4.52          4.40         4.24          4.05         3.82          Yield
----------------------------------------------------------------------------------------------------------------
102.765625        4.58         4.49          4.36         4.19          3.98         3.74          Yield
----------------------------------------------------------------------------------------------------------------
102.890625        4.55         4.45          4.31         4.13          3.92         3.67          Yield
----------------------------------------------------------------------------------------------------------------
103.015625        4.52         4.42          4.27         4.08          3.86         3.60          Yield
----------------------------------------------------------------------------------------------------------------



























STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (5A2)            September 01, 2004
Bear, Stearns & Co. Inc.                                           10:11 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 5A2 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
101.421875        4.90         4.89          4.84         4.77          4.67         4.55          Yield
----------------------------------------------------------------------------------------------------------------
101.546875        4.87         4.85          4.80         4.72          4.61         4.47          Yield
----------------------------------------------------------------------------------------------------------------
101.671875        4.84         4.81          4.75         4.66          4.54         4.40          Yield
----------------------------------------------------------------------------------------------------------------
101.796875        4.81         4.77          4.71         4.61          4.48         4.32          Yield
----------------------------------------------------------------------------------------------------------------
101.921875        4.78         4.74          4.66         4.55          4.41         4.25          Yield
----------------------------------------------------------------------------------------------------------------
102.046875        4.75         4.70          4.62         4.50          4.35         4.17          Yield
----------------------------------------------------------------------------------------------------------------
102.171875        4.72         4.66          4.57         4.44          4.29         4.10          Yield
----------------------------------------------------------------------------------------------------------------











STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


-------------------------------------------------------------------------------
                                 INDX-04AR6 (6A1)            September 01, 2004
Bear, Stearns & Co. Inc.                                           10:10 AM EDT
fmoy                                                                Page 1 of 1
                                   Sensitivity
-------------------------------------------------------------------------------
             --------------------------------------------------------
             Settle Date: 8/31/2004  US Treasury Curve Date: 8/6/2004
             --------------------------------------------------------

                           Tranche: 6A1 (Delay Days: 24)
----------------------------------------------------------------------------------------------------------------
                  15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR    40.00% CPR      PREPAY
                    1.65000      1.65000       1.65000       1.65000     1.65000      1.65000        1M_LIB
  Price             2.03000      2.03000       2.03000       2.03000     2.03000      2.03000       1YR_TRES
                    1.99000      1.99000       1.99000       1.99000     1.99000      1.99000         6M_LIB
                       0          0               0             0           0            0         ROLL_CALL
----------------------------------------------------------------------------------------------------------------
101.109375        5.04         5.02          4.98         4.90          4.81         4.69          Yield
----------------------------------------------------------------------------------------------------------------
101.234375        5.01         4.99          4.93         4.85          4.74         4.61          Yield
----------------------------------------------------------------------------------------------------------------
101.359375        4.98         4.95          4.88         4.79          4.68         4.54          Yield
----------------------------------------------------------------------------------------------------------------
101.484375        4.95         4.91          4.84         4.74          4.61         4.46          Yield
----------------------------------------------------------------------------------------------------------------
101.609375        4.92         4.87          4.79         4.68          4.55         4.39          Yield
----------------------------------------------------------------------------------------------------------------
101.734375        4.89         4.84          4.75         4.63          4.48         4.31          Yield
----------------------------------------------------------------------------------------------------------------
101.859375        4.86         4.80          4.70         4.57          4.42         4.24          Yield
----------------------------------------------------------------------------------------------------------------






















STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.